EX 26 (h) i. g1.

Amendment No. 1 to Schedule 1

Effective as of May 1, 2000, the following separate accounts of the Company are hereby added to this Schedule 1 and made subject to the Agreement:

Name of Account and Subaccounts	Date Established by Board of Directors of the Company	SEC 1940 Act Registration Number	Type of Product Supported by Account
C.M. Variable Life Separate Account I	February 2, 1995	811-9020	VUL

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule 1 in accordance with Article XI of the Agreement.

/s/ Valerie Zondorak		/s/ Jams E. Miller
Goldman Sachs Variable Insurance Trust		C.M Life Insurance Company
Name:	Valerie A. Zondorak	Name:
Title:	Assistant Secretary	Title:

/s/ Valerie Zondorak
Goldman, Sachs & Co.
Name:	Valerie Z. Zondorak
Title:	Vice President

g:\ramch1\vit\paracipation agts\CM-Massvl	28	11/24/99

g:\ramchl\vit\participation agts\CM_MASSv1		11/24/99

Amendment No. 1 to Schedule 2

Effective as of May 1, 2000, the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

Policy Marketing Name	SEC 1933 Act Registration Number	Name of Supporting Account	Annuity or Life
C.M. VUL	333-49457	P2-98	Life

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

/s/ Valerie Zondorak	/s/ James E. Miller
Goldman Sachs Variable Insurance Trust	C.M Life Insurance Company
Name: Valerie A. Zondorak	Name:
Title: Assistant Secretary	Title:

/s/ Valerie Zondorak
Goldman, Sachs & Co.
Name: Valerie Z. Zondorak
Title: Vice President

g:\ramch1\vit\paracipation agts\CM-Massvl	30	11/24/99

g:\ramchl\vit\participation agts\CM_MASSv1		11/24/99

Amendment No. 1 to Schedule 3

Effective as of May 1, 2000,, this Schedule 3 is hereby amended to reflect the following changes in Trust Classes and Series:

Contract Marketing Name	Trust Classes and Series
C.M. VUL	Capital Growth

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule 3 in accordance with Article XI of the Agreement.

/s/ Valerie Zondorak	/s/ James E. Miller
Goldman Sachs Variable Insurance Trust	C.M Life Insurance Company
Name: Valerie A. Zondorak	Name:
Title: Assistant Secretary	Title:

/s/ Valerie Zondorak
Goldman, Sachs & Co.
Name: Valerie Z. Zondorak
Title: Vice President

g:\ramch1\vit\paracipation agts\CM-Massvl	32	11/24/99

g:\ramchl\vit\participation agts\CM_MASSv1		11/24/99